Global Atlantic Portfolios

Global Atlantic American Funds® Managed Risk Portfolio

Global Atlantic Balanced Managed Risk Portfolio

Global Atlantic BlackRock Selects Managed Risk Portfolio

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Global Atlantic Growth Managed Risk Portfolio

Global Atlantic Moderate Growth Managed Risk Portfolio

Global Atlantic Select Advisor Managed Risk Portfolio

Global Atlantic Wellington Research Managed Risk Portfolio

(each a series of Forethought Variable Insurance Trust)

Class II Shares

Supplement dated February 28, 2025

to the Prospectus and Statement of Additional Information (“SAI”),

each dated May 1, 2024, as supplemented to date

Effective May 1, 2025, the below Portfolios will be renamed as follows:

Name Prior to May 1, 2025	Name Effective May 1, 2025
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	Global Atlantic Franklin Tactical Allocation Managed Risk Portfolio
Global Atlantic Growth Managed Risk Portfolio	Global Atlantic Moderately Aggressive Managed Risk Portfolio
Global Atlantic Moderate Growth Managed Risk Portfolio	Global Atlantic Moderate Managed Risk Portfolio

The Portfolios’ investment objectives, policies and strategies will remain unchanged.

Accordingly, all references to the Portfolios in the Prospectus and SAI are replaced with the new names on the effective date above.

This Supplement and the Summary Prospectuses, Prospectus, and Statement of Additional Information provide information that you should know before investing in a Portfolio. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling 877-355-1820.

Please retain this Supplement for future reference.

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